SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 15, 2004

CNH CAPITAL RECEIVABLES INC./CNH EQUIPMENT TRUST 2001-A
(Exact Name of Registrant/Co-Registrant as Specified in Charter)

Delaware Delaware	333-38040 333-38040-03	39-1995297 20-0684864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois c/o The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware		60045 19711
(Address of Principal Executive Office)		(Zip Code)

(847) 735-9200 (302) 283-8079 (Registrant’s/Co-Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01. Other Events

The Registrant and Co-Registrant are filing the Monthly Servicer Report listed in Item 9.01 below with respect to their outstanding publicly-offered securities.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.  Exhibit 20.1 - Monthly Servicer Report dated October 15, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant and Co-Registrant have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES INC.
(Registrant)

Dated:October 15, 2004	By:	/s/ BRIAN O’KEANE
Brian O’Keane
Assistant Treasurer

CNH EQUIPMENT TRUST 2001-A
By: Case Credit Corporation,
Administrator of the CNH Equipment Trust 2001-A
(Co-Registrant)

Dated:October 15, 2004	By:	/s/ BRIAN O’KEANE
Brian O’Keane
Assistant Treasurer

EXHIBIT INDEX

Exhibit 20.1 - Monthly Servicer Report dated October 15, 2004